SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

MICHAEL FOODS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-112714	13-4151741
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 CARLSON PARKWAY SUITE 400 MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

(952) 258-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 30, 2006, Michael Foods, Inc. announced the appointment of James D. (J. D.) Clarkson as President. He retains the title of Chief Operating Officer. Clarkson will continue to report to Chairman and Chief Executive Officer Gregg A. Ostrander. Please see Exhibit 99.1 for further details.

Additionally, on such date Michael Foods, Inc. announced the newly created position of Senior Vice President of Finance and the appointment of Mark W. Westphal to the position. Westphal, 40, joined Michael Foods, Inc. in 1995 and has served in several financial positions, including Vice President and Controller of Papetti’s Hygrade Egg Products, Inc. and Michael Foods’ Vice President of Customer Accounting & Analysis. He will report to Executive Vice President and Chief Financial Officer John D. Reedy.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	News release issued by the Company on January 30, 2006.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 30, 2006	MICHAEL FOODS, INC.

	By:	/s/ Gregg A. Ostrander
Gregg A. Ostrander Its: Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News release issued by the Company on January 30, 2006.

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